SPDR® Series Trust

Supplement Dated August 31, 2012

to the

Prospectus Dated October 31, 2011, as supplemented

The following replaces the discussion on “Foreign Income Taxes” on page 126 of the Prospectus:

FOREIGN INCOME TAXES. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for a Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of a Fund at the close of its taxable year consist of foreign stocks or securities, a Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by a Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. In certain instances, a Fund may not elect to apply otherwise allowable U.S. federal income tax deductions for certain foreign taxes paid by the Fund, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If a Fund in which you invest does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRSERTRFISUP4

SPDR® Series Trust

Supplement Dated August 31, 2012

to the

Statement of Additional Information (“SAI”)

Dated October 31, 2011, as supplemented

The following is inserted between the first and second paragraph in the discussion on “Taxation of Fund Investments” on page 97 of the SAI:

In certain instances, a Fund may not elect to apply otherwise allowable U.S. federal income tax deductions for certain foreign taxes paid by the Fund, whether or not credits or deductions for those foreign taxes could be passed through to its shareholders pursuant to the election described above. If a Fund in which you invest does not elect to apply these deductions, taxable distributions you receive from the Fund may be larger than they would have been if the Fund had taken deductions for such taxes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SPDRSERIESSAISUP3